                                                                   Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement
No. 333-71052 of Saxon Capital, Inc. of our report on SCI Services, Inc. dated March 16, 2001 (October 5, 2001, as to Note 16), appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the headings "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP
Richmond, Virginia


November 21, 2001